UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Dynex Capital Inc
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/DYNX. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/DYNX Online Go to www.envisionreports.com/DYNX or scan the QR code — login details are located in the shaded bar below. Dynex Capital, Inc. Shareholder Meeting Notice 03M6VE + + Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 12, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Proxy Statement, 2021 Annual Report to Shareholders and other proxy materials are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 2, 2022 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. For shares held in the Dynex Capital, Inc. 401(k) plan, vote by 5:00 p.m. EDT on May 11, 2022.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/DYNX. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Dynex Capital, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper or email copy of the meeting materials, as applicable. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 2, 2022. Dear Dynex Capital, Inc. Shareholder: The 2022 Annual Meeting of Shareholders of Dynex Capital, Inc. (the “Company”) will be held on Thursday, May 12, 2022 at 9:00 a.m. EDT, virtually at meetnow.global/MVGGFKY. Proposals to be considered at the Annual Meeting by holders of Common Stock: 1. Election of six (6) directors of the Company (Byron L. Boston, Julia L. Coronado, Ph.D., Michael R. Hughes, Joy D. Palmer, Robert A. Salcetti and David H. Stevens), to hold office until the next annual meeting and until their successors are elected and duly qualified; 2. Proposal to provide advisory approval of the compensation of the Company's named executive officers as disclosed in the proxy statement; 3. Proposal to ratify the selection of BDO USA, LLP, independent certified public accountants, as auditors for the Company for the 2022 fiscal year; and 4. Transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends that you vote FOR the election of each of the nominees for director, FOR the advisory approval of the compensation of the Company's named executive officers and FOR the ratification of the selection of BDO USA, LLP as auditors for the Company for the 2022 fiscal year. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To attend and vote at the virtual Annual Meeting, have the number in the shaded bar on the reverse side, go to meetnow.global/MVGGFKY and follow the instructions. Shareholder Meeting Notice